Exhibit 4.1
FIRST SUPPLEMENTAL INDENTURE AND SUBSIDIARY GUARANTEE
BY NEW GUARANTORS

This First Supplemental Indenture and Subsidiary Guarantee, dated as of March 9, 2021 (the “First Supplemental Indenture” or “Subsidiary Guarantee”), among:

    Danvers-TIV, Inc., a Massachusetts corporation
    Danvers-TV, Inc., a Massachusetts corporation

(each a “New Guarantor”, and collectively, the “New Guarantors”), Group 1 Automotive, Inc. (together with its successors and assigns, the “Company”), each other then-existing Subsidiary Guarantor under the Indenture referred to below (the “Subsidiary Guarantors”), and Wells Fargo Bank, National Association, as Trustee, paying agent and registrar under such Indenture (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of August 17, 2020 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 4.000% Senior Notes due 2028 of the Company (the “Notes”);

WHEREAS, Section 4.15 of the Indenture provides that in certain circumstances the Company may be required to cause certain Restricted Subsidiaries of the Company to execute and deliver a Guarantee with respect to the Notes on the same terms and conditions as those set forth in the Indenture; and

WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee, the Company and the Subsidiary Guarantors are authorized to execute and deliver this First Supplemental Indenture to amend the Indenture, without the consent of any Holder to add additional Subsidiary Guarantors.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, the existing Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I
Definitions

SECTION 1.1    Defined Terms. As used in this First Supplemental Indenture, capitalized terms defined in the Indenture or in the preamble or recitals thereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II
Agreement to be Bound; Guarantee

SECTION 2.1    Agreement to be Bound. Each of the New Guarantors hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. Each of the New Guarantors agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture, subject to the release provisions and other limitations set forth in the Indenture.

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ARTICLE III
Miscellaneous

SECTION 3.1    Governing Law. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.2    Severability Clause. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.3    Ratification of Indenture; Supplemental Indentures Part of Indenture; No Liability of Trustee. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this First Supplemental Indenture or the New Guarantors’ Subsidiary Guarantee. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, the New Guarantors and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters.

SECTION 3.4    Counterparts. This First Supplemental Indenture may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.5    Headings. The headings of the Articles and the sections in this Subsidiary Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signatures on following pages]
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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

GROUP 1 AUTOMOTIVE, INC.
By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Senior Vice President
Signature Page to First Supplemental Indenture

SUBSIDIARY GUARANTORS:

Advantagecars.com, Inc., a Delaware corporation
Amarillo Motors-F, Inc., a Delaware corporation
Bob Howard Automotive-East, Inc., an Oklahoma corporation
Bob Howard Chevrolet, Inc., an Oklahoma corporation
Bob Howard Dodge, Inc., an Oklahoma corporation
Bob Howard Motors, Inc., an Oklahoma corporation
Bob Howard Nissan, Inc., an Oklahoma corporation
Chaperral Dodge, Inc., a Delaware corporation
Danvers-S, Inc., a Delaware corporation
Danvers-SB, Inc., a Delaware corporation
Danvers-T, Inc., a Delaware corporation
Danvers-TII, Inc., a Delaware corporation
Danvers-TL, Inc., a Delaware corporation
GPI AL-N, Inc., a Delaware corporation
GPI CA-DMII, Inc., a Delaware corporation
GPI CA-F, Inc., a Nevada corporation
GPI CA-SV, Inc., a Delaware corporation
GPI CA-TII, Inc., a Delaware corporation
GPI CC, Inc., a Delaware corporation
GPI GA Holdings, Inc., a Delaware corporation
GPI KS-SB, Inc., a Delaware corporation
GPI KS-SH, Inc., a Delaware corporation
GPI KS-SK, Inc., a Delaware corporation
GPI MS-H, Inc., a Delaware corporation
GPI MS-N, Inc., a Delaware corporation
GPI MS-SK, Inc., a Delaware corporation
GPI NH-T, Inc., a Delaware corporation
GPI NH-TL, Inc., a Delaware corporation
GPI NM-J, Inc., a New Mexico corporation
GPI NM-LRII, Inc., a New Mexico corporation
GPI NM-SB, Inc., a New Mexico corporation
GPI NM-SBII, Inc., a New Mexico corporation
GPI NM-TL, Inc., a New Mexico corporation
GPI NY Holdings, Inc., a Nevada corporation
GPI OK-HII, Inc., a Nevada corporation
GPI OK-SH, Inc., a Delaware corporation
GPI SAC-T, Inc., a Delaware corporation
GPI SC, Inc., a Delaware corporation
GPI SC Holdings, Inc., a Delaware corporation
GPI SD-DC, Inc., a Delaware corporation
GPI TX-A, Inc., a Nevada corporation
GPI TX-AII, Inc., a Texas corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman
Vice President of each of the above-named corporations

Signature Page to First Supplemental Indenture

GPI TX-AIII, Inc., a Texas corporation
GPI TX-ARGMIII, Inc., a Nevada corporation
GPI TX-DMII, Inc., a Nevada corporation
GPI TX-DMIII, Inc., a Nevada corporation
GPI TX-DMIV, Inc., a Nevada corporation
GPI TX-EPGM, Inc., a Delaware corporation
GPI TX-F, Inc., a Delaware corporation
GPI TX-FM, Inc., a Nevada corporation
GPI TX-HAII, Inc., a Nevada corporation
GPI TX-HGM, Inc., a Delaware corporation
GPI TX-HGMII, Inc., a Nevada corporation
GPI TX-HGMIV, Inc., a Nevada corporation
GPI TX-HIII, Inc., a Texas corporation
GPI TX-NVI, Inc., a Nevada corporation
GPI TX-P, Inc., a Texas corporation
GPI TX-SBII, Inc., a Delaware corporation
GPI TX-SBIII, Inc., a Nevada corporation
GPI TX-SHII, Inc., a Delaware corporation
GPI TX-SK, Inc., a Delaware corporation
GPI TX-SKII, Inc., a Nevada corporation
GPI TX-SU, Inc., a Texas corporation
GPI TX-SV, Inc., a Delaware corporation
GPI TX-SVII, Inc., a Delaware corporation
GPI TX-SVIII, Inc., a Delaware corporation
Group 1 Associates, Inc., a Delaware corporation
Group 1 FL Holdings, Inc., a Delaware corporation
Group 1 Funding, Inc., a Delaware corporation
Group 1 LP Interests-DC, Inc., a Delaware corporation
Group 1 Realty, Inc., a Delaware corporation
Howard-GM II, Inc., a Delaware corporation
Howard-GM, Inc., a Delaware corporation
Howard-H, Inc., a Delaware corporation
Howard-HA, Inc., a Delaware corporation
Howard-SB, Inc., a Delaware corporation
HRI Procurement, Inc., a Texas corporation
Kutz-N, Inc., a Delaware corporation
Lubbock Motors-F, Inc., a Delaware corporation
Lubbock Motors-GM, Inc., a Delaware corporation
Lubbock Motors-S, Inc., a Delaware corporation
Lubbock Motors-SH, Inc., a Delaware corporation
Lubbock Motors-T, Inc., a Delaware corporation
Maxwell Ford, Inc., a Delaware corporation
Maxwell-GMII, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman
Vice President of each of the above-named corporations

Signature Page to First Supplemental Indenture

Maxwell-N, Inc., a Delaware corporation
Maxwell-NII, Inc., a Delaware corporation
McCall-F, Inc., a Delaware corporation
McCall-H, Inc., a Delaware corporation
McCall-HA, Inc., a Delaware corporation
McCall-N, Inc., a Delaware corporation
McCall-SB Inc., a Delaware corporation
McCall-T, Inc., a Delaware corporation
McCall-TII, Inc., a Delaware corporation
McCall-TL, Inc., a Delaware corporation
Mike Smith Automotive-H, Inc., a Delaware corporation
Mike Smith Automotive-N, Inc., a Texas corporation
Mike Smith Autoplaza, Inc., a Texas corporation
Mike Smith Autoplex Dodge, Inc., a Texas corporation
Mike Smith Autoplex, Inc., a Texas corporation
Mike Smith Autoplex-German Imports, Inc., a Texas corporation
Mike Smith Imports, Inc., a Texas corporation
Miller Automotive Group, Inc., a California corporation
Miller-DM, Inc., a Delaware corporation
NJ-H, Inc., a Delaware corporation
NJ-HAII, Inc., a Delaware corporation
NJ-SV, Inc., a Delaware corporation
Rockwall Automotive-F, Inc., a Delaware corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman
Vice President of each of the above-named corporations

Baron Leasehold, LLC, a Kansas limited liability company
By:    Baron Development Company, LLC,
    a Kansas limited liability company, its Sole     Member
Baron Development Company, LLC, a Kansas limited liability company
G1R Clear Lake, LLC, a Texas limited liability company
G1R Florida, LLC, a Delaware limited liability company
G1R Mass, LLC, a Delaware limited liability company
GPI SC-SBII, LLC, a Delaware limited liability company
Ivory Auto Properties of South Carolina, LLC, a South Carolina limited liability company
Tate CG, L.L.C., a Maryland limited liability company
By:    Group 1 Realty, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI AL-SB, LLC, a Delaware limited liability company
By:    GPI AL-N, Inc., a Delaware corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to First Supplemental Indenture

GPI NJ-HA, LLC, a Nevada limited liability company
GPI NJ-HII, LLC, a Nevada limited liability company
By:    NJ-H, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI NJ-SB, LLC, a Nevada limited liability company
By:    NJ-SV, Inc., a Delaware corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI SC-SB, LLC, a Delaware limited liability company
GPI SC-T, LLC, a Delaware limited liability company
By:    GPI SC Holdings, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Harvey Ford, LLC, a Delaware limited liability company
By:    Bohn-FII, LLC, a Delaware limited liability company, its Sole Member
    By:    Bohn Holdings, LLC, a Delaware limited liability company, its Sole Member
Bohn-FII, LLC, a Delaware limited liability company,
GPI LA-FII, LLC, a Delaware limited liability company
GPI LA-H, LLC, a Louisiana limited liability company
Harvey GM, LLC, a Delaware limited liability company
Harvey Operations-T, LLC, a Delaware limited liability company
By:    Bohn Holdings, LLC, a Delaware limited liability company, and Sole Member of the foregoing limited liability companies
Bohn Holdings, LLC, a Delaware limited liability company
By:    Group 1 Automotive, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Senior Vice President

GPI FL-A, LLC, a Nevada limited liability company
GPI FL-H, LLC, a Delaware limited liability company
GPI FL-VW, LLC, a Delaware limited liability company
By:    Group 1 FL Holdings, Inc., a Delaware corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to First Supplemental Indenture

GPI GA-CC, LLC, a Georgia limited liability company
GPI GA-CGM, LLC, a Nevada limited liability company
GPI GA-DM, LLC, a Delaware limited liability company
GPI GA-FII, LLC, a Delaware limited liability company
GPI GA-FIII, LLC, a Delaware limited liability company
GPI GA Liquidation, LLC, a Delaware limited liability company
GPI GA-SU, LLC, a Nevada limited liability company
GPI GA-T, LLC, a Delaware limited liability company
GPI GA-TII, LLC, a Nevada limited liability company
By:    GPI GA Holdings, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI NM-SC, LLC, New Mexico limited liability company
By:    GPI NM-SB, Inc., a New Mexico corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

GPI NM-SCII, LLC, New Mexico limited liability company
By:    GPI NM-SBII, Inc., a New Mexico corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to First Supplemental Indenture

GPI, Ltd., a Texas limited partnership
Rockwall Automotive-DCD, Ltd., a Texas limited partnership
By:    Group 1 Associates, Inc., a Delaware corporation, its General Partner

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President of the General Partner

Ira Automotive Group, LLC, a Delaware limited liability company
By:    Danvers-T, Inc., a Delaware corporation, its Sole Member

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Danvers-SU, LLC, a Delaware limited liability company
By:    Group 1 Holdings-S, L.L.C., a Delaware corporation, its Sole Member
GPI MD-SB, LLC, a Delaware limited liability company
Group 1 Holdings-DC, L.L.C., a Delaware limited liability company
Group 1 Holdings-F, L.L.C., a Delaware limited liability company
Group 1 Holdings-GM, L.L.C., a Delaware limited liability company
Group 1 Holdings-H, L.L.C., a Delaware limited liability company
Group 1 Holdings-N, L.L.C., a Delaware limited liability company
Group 1 Holdings-S, L.L.C., a Delaware limited liability company
Group 1 Holdings-T, L.L.C., a Delaware limited liability company
Howard-DCIII, LLC, a Delaware limited liability company
Key Ford, LLC, a Delaware limited liability company
By:    Group 1 Automotive, Inc., a Delaware corporation, and Sole Member of the foregoing limited liability companies

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to First Supplemental Indenture

NEW GUARANTORS:

Danvers-TIV, Inc., a Massachusetts corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Danvers-TV, Inc., a Massachusetts corporation

By:	/s/ Darryl M. Burman
Darryl M. Burman, Vice President

Signature Page to First Supplemental Indenture

Wells Fargo Bank, National Association
as Trustee

By:	/s/ Tina D. Gonzalez
Name:	Tina D. Gonzalez
Title:	Vice President

Signature Page to First Supplemental Indenture